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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 10, 2006


                          SUN-TIMES MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (212) 586-5666
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                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

                  On August 10, 2006, Sun-Times Media Group, Inc. (the "Company") filed a motion in the United States District Court for the Northern District of Illinois seeking a clarification of the court's June 28, 2006 ruling (the "Ruling") regarding the securities class action entitled IN RE HOLLINGER INTERNATIONAL INC. SECURITIES LITIGATION. As discussed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the "10-Q"), the Ruling dismissed six of the plaintiffs' eight claims, including claims relating to allegedly inflated circulation figures at the Chicago Sun-Times and claims filed under the Illinois securities laws. Subsequent to the filing of the 10-Q, the Company has discovered an ambiguity as to whether the court's ruling was addressed to the Company's motion to dismiss or to the motion filed by Hollinger Inc. There are indications that the court's decision may have been addressed to Hollinger Inc.'s motion and not to the Company's. The Company has filed the motion discussed above to seek clarification from the court with regard to this ambiguity.


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SUN-TIMES MEDIA GROUP, INC.
                                  (Registrant)



Date: August 11, 2006          By:  /s/ James R. Van Horn
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                                   Name:  James R. Van Horn
                                   Title: Vice President, General Counsel &
                                          Secretary